UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2018

TAYLOR MORRISON HOME CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35873	90-0907433
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ 85251

(Address of principal executive offices)

(480) 840-8100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion by Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison” or the “Company”), of the previously announced acquisition (the “Acquisition”) of AV Homes, Inc. (“AV Homes”). Pursuant to the terms of the Agreement and Plan of Merger, dated June 7, 2018 (the “Merger Agreement”), by and among the Company, solely for purposes of Sections 5.13, 7.3 and 8.14, Taylor Morrison Communities, Inc. (“Intermediate Parent”), Thor Merger Sub, Inc. (“Merger Sub”) and AV Homes, Merger Sub merged with and into AV Homes (the “Merger”), at which time the separate corporate existence of Merger Sub ended, and AV Homes survived the Merger as the surviving corporation. As a result of the Merger, AV Homes, along with its subsidiaries, became indirect subsidiaries of the Company.

Item 1.01.	Entry into a Material Definitive Agreement.

364-Day Credit Agreement

On October 2, 2018 (the “Closing Date”), Taylor Morrison Communities, Inc., a Delaware corporation and indirect subsidiary of the Company (the “Borrower”) entered into that certain 364-Day Credit Agreement (the “364-Day Credit Agreement”) in respect of a term loan facility in an aggregate principal amount of $200,000,000, among the Borrower, Taylor Morrison Holdings, Inc. (“TMH”), a Delaware corporation, Taylor Morrison Holdings II, Inc., a British Columbia corporation (“TMH II”), TMM Holdings Limited Partnership, a British Columbia limited partnership (“Holdings”), Taylor Morrison Finance, Inc., a Delaware corporation (“U.S. FinCo”), each lender from time to time party thereto (the “Lenders”) and Citibank N.A., as administrative agent for the Lenders. The 364-Day Credit Agreement matures on October 1, 2019.

Interest and Fees

Amounts outstanding under the 364-Day Credit Agreement bear interest, at the Borrower’s option, at (a) a base rate plus a margin ranging from 0.50% to 1.00% per annum based on the Borrower’s capitalization ratio; or (b) LIBOR (subject to a LIBOR floor of 0.00%) plus a margin ranging from 1.50% to 2.00% per annum based on the Borrower’s capitalization ratio.

In addition, we must pay customary agency fees under the 364-Day Credit Agreement.

Amortization and Prepayments

The 364-Day Credit Agreement does not require any amortization.

In addition, we are required to prepay the outstanding loans under the 364-Day Credit Agreement, subject to certain exceptions, with 100% of the net cash proceeds of any incurrence of debt or issuance of equity.

We may voluntarily repay outstanding loans under the 364-Day Credit Agreement at any time, without prepayment premium or penalty, subject to customary “breakage” costs with respect to LIBOR loans.

Collateral and guarantors

All obligations under the 364-Day Credit Agreement will be unconditionally guaranteed by Holdings, TMH II, TMH, U.S. FinCo, any subsidiary of Holdings that acquires capital stock of U.S. FinCo or the Borrower, any direct or indirect parent of Holdings that guarantees obligations in respect of indebtedness in excess of $35,000,000 in the aggregate and each of the Borrower’s and U.S. FinCo’s existing and future direct and indirect wholly owned domestic restricted subsidiaries, subject to certain exceptions.

The obligations under the 364-Day Credit Agreement are unsecured.

Restrictive covenants and other matters

We must comply on a quarterly basis with:

•	a maximum capitalization ratio of 0.60 to 1.00; and

•	a minimum consolidated tangible net worth of $1,000,655,978 plus certain additional amounts.

The 364-Day Credit Agreement contains certain customary affirmative covenants. The negative covenants in the 364-Day Credit Agreement include, among other things, limitations on our ability to do the following, subject to certain exceptions:

•	create liens;

•	make certain loans or investments (including acquisitions);

•	pay dividends on or make distributions in respect of our capital stock or make other restricted junior payments;

•	consolidate, merge, divide, sell or otherwise dispose of all or substantially all of our assets;

•	sell or otherwise dispose of assets, including equity interests in our subsidiaries;

•	enter into certain transactions with our affiliates; and

•	change our fiscal year.

The negative covenants are substantially consistent with those in our existing revolving credit agreement.

The 364-Day Credit Agreement contains certain customary events of default, including relating to a change of control. If an event of default occurs and is continuing, the lenders under the 364-Day Credit Agreement will be entitled to take various actions, including the acceleration of amounts due under the 364-Day Credit Agreement.

The gross proceeds from the borrowings under the 364-Day Credit Agreement were used to finance, in part, the Acquisition.

The foregoing description of the 364-Day Credit Agreement is qualified in its entirety by reference to the full text of the 364-Day Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

AV Homes Senior Notes Covenant Replacement Event Supplemental Indenture

Upon the consummation of the Merger, the Borrower assumed all of AV Homes’ obligations under $400 million aggregate principal amount of 6.625% Senior Notes due 2022 (the “2022 Senior Notes”), originally issued pursuant to a Senior Notes Indenture, dated as of May 18, 2017 (as supplemented by the First Supplemental Indenture, dated as of January 11, 2018, between the Guaranteeing Subsidiary party thereto and Wilmington Trust, National Association (the “Trustee”), as trustee, the “2022 Senior Notes Indenture”), by and among AV Homes, the guarantors party thereto and the Trustee. The Borrower’s assumption of AV Homes’ obligations under the 2022 Senior Notes was effected by a Second Supplemental Indenture, dated as of October 2, 2018 (the “2022 Senior Notes Supplemental Indenture”), among the Borrower, AV Homes, the guarantors party thereto and the Trustee.

In accordance with the 2022 Senior Notes Indenture, the assumption of the 2022 Senior Notes by the Borrower resulted in certain negative covenants that are customary for high yield debt instruments being replaced with a limitation on secured debt and a limitation on sale/leaseback transactions, in each case applicable to the Borrower and its restricted subsidiaries. The 2022 Senior Notes will be guaranteed by the same subsidiaries of the Borrower that guarantee its revolving credit facility and its other senior notes.

The 2022 Senior Notes will mature on May 15, 2022. Interest on the 2022 Senior Notes accrues at 6.625% per annum, paid semi-annually, in arrears, on May 15 and November 15 of each year.

The descriptions contained herein of the AV Homes Senior Notes Indenture and the AV Homes Senior Notes Supplemental Indenture are qualified in their entirety by reference to the terms of such documents, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated into this Item 1.01 by reference.

AV Homes Convertible Notes

In connection with the consummation of the Merger, AV Homes, as an indirect subsidiary of the Company, and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB) (the “AV Homes Convertible Notes Trustee”), entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), dated as of October 2, 2018, which supplements the Indenture, dated as of February 4, 2011 (the “Base Indenture”), by and between AV Homes and the AV Homes Convertible Notes Trustee, as supplemented by (i) the First Supplemental Indenture, dated as of February 4, 2011, between AV Homes and the AV Homes Convertible Notes Trustee, (ii) the Second Supplemental Indenture, dated as of July 25, 2012, between AV Homes and the AV Homes Convertible Notes Trustee, (iii) the Third Supplemental Indenture, dated as of June 23, 2015 (the “Third Supplemental Indenture”), among AV Homes, the Subsidiary Guarantors listed on the signature pages thereto and the AV Homes Convertible Notes Trustee, (iv) the Fourth Supplemental Indenture, dated as of July 17, 2015, between AV Homes and the AV Homes Convertible Notes Trustee, (v) the Fifth Supplemental Indenture, dated as of December 29, 2016, between AV Homes and the AV Homes Convertible Notes Trustee, and (vi) the Sixth Supplemental Indenture, dated as of January 11, 2018, between AV Homes and the AV Homes Convertible Notes Trustee, (as so supplemented and as supplemented by the Seventh Supplemental Indenture, the “AV Homes Convertible Notes Indenture”), which governs the $80 million aggregate principal amount of AV Homes’ 6.00% Convertible Senior Notes due 2020 (the “Convertible Notes”).

Following the Merger, each holder of the Convertible Notes has the right to (i) convert its Convertible Notes into $21.50 in cash, without any interest thereon, in respect of each share of AV Homes Common Stock into which the Convertible Notes would have otherwise been entitled to convert (including, for conversions “in connection with” (as defined in the Third Supplemental Indenture) the Merger, an increased conversion rate because the Merger constitutes a “Non-Stock Change of Control” under the terms of the Convertible Notes), or (ii) require that AV Homes repurchase such holder’s Convertible Notes, which repurchase shall be for the principal amount plus accrued and unpaid interest and settled in cash.

The Convertible Notes will mature on July 1, 2020. Interest on the Convertible Notes accrues at 6.00% per annum, paid semi-annually, in arrears, on January 1 and July 1 of each year.

The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture and the Seventh Supplemental Indenture do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Base Indenture, Third Supplemental Indenture and Seventh Supplemental Indenture, which are included as Exhibits 4.3, 4.4, and 4.5, respectively, hereto and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company completed the Acquisition of AV Homes. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $1.00 per share, of AV Homes (the “Target Common Shares”) (excluding any shares (i) subject to vesting, repurchase or other lapse restriction granted under an AV Homes equity plan that is outstanding immediately prior to the Effective Time; (ii) held by any stockholder who properly demanded and perfected (and has not effectively withdrawn or lost) his, her or its appraisal rights with respect to such shares; or (iii) owned directly by AV Homes (or any wholly owned subsidiary of AV Homes), the Company or Merger Sub immediately prior to the Effective Time) was converted into the right to receive and become exchangeable for either (A) 0.9793 validly issued, fully paid and nonassessable shares of Class A common stock, $0.00001 par value per share, of the Company (“Company Shares”), pursuant to applicable election procedures (subject to pro ration as described below, “Stock Election Consideration”); (B) $21.50 in cash, without any interest thereon, pursuant to applicable election procedures (subject to pro ration as described below, the “Cash Election Consideration”); or (C) $12.64 in cash, without any interest thereon and 0.4034 validly issued, fully paid and nonassessable Company Shares (the “Mixed Election Consideration” and, together with the Cash Election Consideration and the Stock Election Consideration, “Merger Consideration”). The per share Cash Election Consideration and Stock Election Consideration were subject to adjustment pursuant to the terms of the Merger Agreement such that the aggregate Merger Consideration consisted of approximately 58.8% cash and approximately 41.2% Company Shares. The approximately 41.9% of AV Homes stockholders that elected to receive the Stock Election Consideration will receive 0.8908 Company Shares and $1.94 in cash, without interest thereon, in respect of each Target Common Share. The approximately 50.6% of AV Homes stockholders that elected to receive the Cash Election Consideration will receive $21.50 in cash, without interest thereon, in respect of each Target Common Share. The approximately 7.6% of AV Homes stockholders that elected or were deemed to have elected to receive the Mixed Election Consideration will receive 0.4034 Company Shares and $12.64 in cash, without interest thereon, in respect of each Target Common Share. No fractional Company Shares were issued in the Merger, and AV Homes stockholders received cash in lieu of any fractional shares.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the Effective Time, (a) each outstanding option to purchase Target Common Shares granted under an AV Homes equity plan and (b) each restricted stock unit or deferred stock unit award in respect of Target Common Shares granted under an AV Homes equity plan (each, a “Target RSU Award”) that was held by a non-employee director vested (to the extent unvested) and was cancelled and converted into the right to receive an amount in cash equal to the Cash Election Consideration in respect of each share of

Target Common Shares underlying such award (less the applicable exercise price, in the case of such options). In addition, each (i) award of restricted Target Common Shares (“Target Restricted Stock Award”) and (ii) each Target RSU Award held by an employee of AV Homes or its subsidiaries was assumed by the Company and converted into a corresponding award in respect of Company Shares (a “Company Award”), with the number of shares underlying each such Company Award equaling the product of (A) the number of Target Common Shares subject to the Target Restricted Stock Award (assuming applicable performance conditions are fully achieved) or Target RSU Award (assuming applicable performance conditions are achieved at target levels), as applicable, immediately prior to the Effective Time and (B) the Stock Election Consideration. Each such Company Award has the same vesting and acceleration of vesting terms and conditions (other than any performance-based vesting conditions) as, and other terms and conditions that are substantially similar to, those that applied to the corresponding Target Restricted Stock Award or Target RSU Award, as applicable, prior to the Effective Time.

In connection with the Merger, the Company paid approximately $280.40 million in cash and issued approximately 8.95 million Company Shares in aggregate Merger Consideration. In addition, the Company will pay approximately $5.14 million in cash in respect of outstanding options to purchase Target Common Shares and Target RSU Award held by non-employee director and reserved for issuance approximately 450,265 Company Shares in respect of the Company Awards in connection with the Company’s assumption of the Target Restricted Stock Award and Target RSU Awards pursuant to the Merger Agreement. The Company may pay additional cash in the future as a result of conversions of the Convertible Notes.

Trading of Target Common Shares on the Nasdaq Stock Market (the “Nasdaq”) was suspended on October 2, 2018, and it is expected that the Target Common Shares will be delisted from the Nasdaq on October 12, 2018.

A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K (as filed with the SEC on June 7, 2018 (File No. 001-35873)) and is incorporated herein by reference. The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above, under Item 1.01, is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in its entirety into this Item 7.01 by reference.

The information under this Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited Consolidated Balance Sheets as of December 31, 2017 and 2016 and audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015, and the related notes thereto, of AV Homes are filed as Exhibit 99.2 through incorporation by reference to AV Homes’ Annual Report on Form 10-K for the year ended December 31, 2017.

The unaudited Consolidated Balance Sheets as of June 30, 2018 and December 31, 2017 and the unaudited Consolidated Statements of Operations for the three and six months ended June 30, 2018 and 2017 and Consolidated Statements of Cash Flows for the six months ended June 30, 2018 and 2017, and the related notes thereto, of AV Homes are filed as Exhibit 99.3 through incorporation by reference to AV Homes’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

(b) Pro Forma Financial Information

The unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2018 and the unaudited Pro Forma Condensed Combined Statement of Operations the six months ended June 30, 2018 and for the year ended December 31, 2017, and the related notes thereto, are filed as Exhibit 99.4 through incorporation by reference to the Company’s Amendment No. 1 to Form S-4 Registration Statement filed on August 20, 2018.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 7, 2018, by and among Taylor Morrison, the Borrower, Merger Sub and AV Homes (incorporated by reference to Exhibit 2.1 to Taylor Morrison’s Current Report on Form 8-K, filed with the SEC on June 7, 2018).*

4.1	Senior Notes Indenture, dated as of May 18, 2017, among AV Homes, Inc., the subsidiary guarantors listed therein and Wilmington Trust, National Association, as Trustee, in respect of 6.625% Senior Notes due 2022 (filed as Exhibit 4.1 to AV Homes’ Current Report on Form 8-K filed with the SEC on May 18, 2017 (File No. 001-07395), and incorporated herein by reference).

4.2	Second Supplemental Indenture, among the Borrower, the subsidiary guarantors party thereto, the guaranteeing subsidiaries party thereto and Wilmington Trust, National Association, dated as of October 2, 2018.

4.3	Indenture, dated as of February 4, 2011, between Avatar Holdings Inc. and Wilmington Trust FSB, as Trustee (filed as Exhibit 4.1 to AV Homes’ Current Report on Form 8-K filed with the SEC on February 4, 2011 (File No. 001-0739), and incorporated herein by reference).

4.4	Third Supplemental Indenture, dated as of June 23, 2015, between AV Homes, Inc. and Wilmington Trust FSB, as Trustee, in respect of 6.00% Senior Convertible Notes due 2020 (filed as Exhibit 4.2 to AV Homes’ Current Report on Form 8-K filed with the SEC on June 23, 2015 (File No. 001-0739), and incorporated herein by reference).

4.5	Seventh Supplemental Indenture, dated as of October 2, 2018, between AV Homes, Inc. and Wilmington Trust FSB, as Trustee, in respect of 6.00% Senior Convertible Notes due 2020.

10.1	364-Day Credit Agreement, among the Borrower, Taylor Morrison Holdings, Inc., Taylor Morrison Holdings II, Inc., TMM Holdings Limited Partnership, Taylor Morrison Finance, Inc., each lender from time to time party thereto and Citibank N.A., as administrative agent.

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release of Taylor Morrison, dated October 2, 2018.

99.2	Audited Consolidated Balance Sheets as of December 31, 2017 and 2016 and audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015, and the related notes thereto, of AV Homes (incorporated herein by reference to AV Homes’ Annual Report on Form 10-K for the year ended December 31, 2017)

99.3	Unaudited Consolidated Balance Sheets as of June 30, 2018 and December 31, 2017 and the unaudited Consolidated Statements of Operations for the three and six months ended June 30, 2018 and 2017 and Consolidated Statements of Cash Flows for the six months ended June 30, 2018 and 2017, and the related notes thereto, of AV Homes (incorporated herein by reference to AV Homes’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2018).

99.4	Pro Forma Condensed Combined Balance Sheet as of June 30, 2018 and the unaudited Pro Forma Condensed Combined Statement of Operations the six months ended June 30, 2018 and for the year ended December 31, 2017, and the related notes thereto (incorporated herein by reference to Taylor Morrison’s Amendment No. 1 to Form S-4 Registration Statement filed on August 20, 2018).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Taylor Morrison hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words “believe,” “target,” “outlook,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “project,” “intend,” “estimate,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “upside,” “increases,” “goal,” “guidance” and “anticipate,” and similar statements (including where the word “could,” “may,” or “would” is used rather than the word “will”) and the negative of such words and phrases, which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of the Company and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to the Company, or persons acting on its behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of the Company and AV the inherent uncertainty associated with financial or other projections; the integration of Taylor Morrison and AV Homes and the ability to recognize the anticipated benefits from the combination of Taylor Morrison and AV Homes; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement of the transaction; the anticipated size of the markets and continued demand for Taylor Morrison’s and AV Homes’ homes and the impact of competitive responses to the transaction. Additional risks are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2018 and in AV Homes’ Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 23, 2018. Forward-looking statements speak only as of the date they are made. Except as required by law, neither the Company nor AV Homes has any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 7, 2018, by and among Taylor Morrison, the Borrower, Merger Sub and AV Homes (incorporated by reference to Exhibit 2.1 to Taylor Morrison’s Current Report on Form 8-K, filed with the SEC on June 7, 2018).*

4.1	Senior Notes Indenture, dated as of May 18, 2017, among AV Homes, Inc., the subsidiary guarantors listed therein and Wilmington Trust, National Association, as Trustee, in respect of 6.625% Senior Notes due 2022 (filed as Exhibit 4.1 to AV Homes’ Current Report on Form 8-K filed with the SEC on May 18, 2017 (File No. 001-07395), and incorporated herein by reference).

4.2	Second Supplemental Indenture, among the Borrower, the subsidiary guarantors party thereto, the guaranteeing subsidiaries party thereto and Wilmington Trust, National Association, dated as of October 2, 2018.

4.3	Indenture, dated as of February 4, 2011, between Avatar Holdings Inc. and Wilmington Trust FSB, as Trustee (filed as Exhibit 4.1 to AV Homes’ Current Report on Form 8-K filed with the SEC on February 4, 2011 (File No. 001-0739), and incorporated herein by reference).

4.4	Third Supplemental Indenture, dated as of June 23, 2015, between AV Homes, Inc. and Wilmington Trust FSB, as Trustee, in respect of 6.00% Senior Convertible Notes due 2020 (filed as Exhibit 4.2 to AV Homes’ Current Report on Form 8-K filed with the SEC on June 23, 2015 (File No. 001-0739), and incorporated herein by reference).

4.5	Seventh Supplemental Indenture, dated as of October 2, 2018, between AV Homes, Inc. and Wilmington Trust FSB, as Trustee, in respect of 6.00% Senior Convertible Notes due 2020.

10.1	364-Day Credit Agreement, among the Borrower, Taylor Morrison Holdings, Inc., Taylor Morrison Holdings II, Inc., TMM Holdings Limited Partnership, Taylor Morrison Finance, Inc., each lender from time to time party thereto and Citibank N.A., as administrative agent.

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release of Taylor Morrison, dated October 2, 2018.

99.2	Audited Consolidated Balance Sheets as of December 31, 2017 and 2016 and audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015, and the related notes thereto, of AV Homes (incorporated herein by reference to AV Homes’ Annual Report on Form 10-K for the year ended December 31, 2017)

99.3	Unaudited Consolidated Balance Sheets as of June 30, 2018 and December 31, 2017 and the unaudited Consolidated Statements of Operations for the three and six months ended June 30, 2018 and 2017 and Consolidated Statements of Cash Flows for the six months ended June 30, 2018 and 2017, and the related notes thereto, of AV Homes (incorporated herein by reference to AV Homes’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2018).

99.4	Pro Forma Condensed Combined Balance Sheet as of June 30, 2018 and the unaudited Pro Forma Condensed Combined Statement of Operations the six months ended June 30, 2018 and for the year ended December 31, 2017, and the related notes thereto (incorporated herein by reference to Taylor Morrison’s Amendment No. 1 to Form S-4 Registration Statement filed on August 20, 2018).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Taylor Morrison hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2018		TAYLOR MORRISON HOME CORPORATION

	By:	/s/ Darrell C. Sherman
Name: Darrell C. Sherman
Title: Executive Vice President, Chief Legal Officer and Secretary